United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2003
                                 --------------

                           FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

      South Carolina                    001-12669                57-079935
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

          520 Gervais Street
       Columbia, South Carolina                        29201-3046
(Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175


          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

In correspondence with newspapers in Columbia and Charleston, South Carolina, C. John Hipp, III, Chief Executive Officer of First National Corporation and South Carolina Bank and Trust, N.A., sought to clarify certain statements recently reported in those publications. Mr. Hipp stated that there has been no official announcement of FNC's entry into the Charleston market, nor has the Company's Board of Directors approved such an initiative. He further noted that, while FNC sees that market as attractive in the longer term, there are no definitive plans to enter the Charleston market at this time.


           -----------------------------------------------------------

     Statements included in this Current Report on Form 8-K that are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by
     Section 21E of the Securities and Exchange Act of 1934, as amended. First National Corporation cautions readers that forward-looking statements are estimates reflecting the best judgement of FNC'c senior management or directors based on current information, and are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                      FIRST NATIONAL CORPORATION


August 7, 2003                        By:    /s/ Richard C. Mathis
                                             --------------------------
                                                Richard C. Mathis
                                                Executive Vice President and
                                                Chief Financial Officer